UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

On February 24, 2025, KBR, Inc. (“KBR”) announced that the independent directors of the KBR Board have unanimously elected Lt. General Wendy M. Masiello as Lead Independent Director, effective as of KBR’s 2025 annual meeting of stockholders to be held in May 2025 (the “Annual Meeting”). Lt. General Masiello’s appointment as Lead Independent Director is made in connection with the Board’s previously announced appointment of Stuart Bradie, KBR’s Chief Executive Officer, to Chair of the Board following current Chair Lester L. Lyles’ decision to retire, also effective as of the Annual Meeting.

In connection with the election of Lt. General Masiello as Lead Independent Director, the Board approved updates to the Company’s Corporate Governance Guidelines to enhance the duties of the Lead Independent Director. As Lead Independent Director, Lt. General Masiello’s duties will include: (1) collaborating with the Chair of the Board to set meeting agendas and the annual schedule of Board meetings; (2) providing input to the Chair on the quantity, quality and timeliness of information provided to the Board; (3) presiding at Board meetings in absence of the Chair; (4) calling meetings of the non-management directors as needed; (5) establishing the agenda for and presiding at executive sessions of non-management directors and briefing the Chief Executive Officer on issues arising from executive sessions; (6) serving as the liaison between the non-management directors and the Chair of the Board and the Chief Executive Officer; (7) working with the Nominating and Corporate Governance Committee, the Chair and Chief Executive Officer on the Board succession and refreshment process, including interviewing director candidates and making recommendations to the Nominating and Corporate Governance Committee and the Board; and (8) such other duties as may be specified by the Board. The Corporate Governance Guidelines, as updated, are available on the Company’s website at https://www.kbr.com/en/who-we-are/our-company/corporate-governance.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	KBR, Inc. press release dated February 24, 2025, titled, “KBR Appoints Lead Independent Director.”

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

February 24, 2025	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary